EXHIBIT 99.3

Number: BC1107887

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that PERFORMANCE SPORTS GROUP LTD. changed its name to OLD PSG WIND-DOWN LTD. on March 20, 2017 at 09:04 AM Pacific Time.

Issued under my hand at Victoria, British Columbia On March 20, 2017 CAROL PREST Registrar of Companies Province of British Columbia Canada

ELECTRONIC CERTIFICATE